EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

             In connection with the Annual Report on Form 10-KSB (the "Report") of American Enterprise Development Corporation (the "Company") for the year ended December 31, 2006, the undersigned Carey Kent Williams, the Chief Executive Officer and Chief Accounting Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of each of the undersigned's knowledge and belief:

             (1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 12, 2007	/s/ Carey Kent Williams
Carey Kent Williams, Chief Executive Officer and Chief Accounting Officer